AB CAP FUND, INC.

-AB Concentrated Growth Fund

(the “Fund”)

Supplement dated May 11, 2020 to the Summary Prospectus dated October 31, 2019, as supplemented, for the Fund (the “Prospectus”).

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The Fund’s Board of Directors has approved an amendment to the investment advisory agreement for the Fund that reduces the Fund’s management fee, effective May 7, 2020. Effective immediately, the following replaces the “Annual Fund Operating Expenses” table (and related footnotes) and the “Examples” section under the heading “Fees and Expenses of the Fund.”

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Advisor Class		Class R		Class K	Class I	Class Z
Management Fees(c)	.65%		.65%		.65%		.65%		.65%	.65%	.65%

Distribution and/or Service (12b-1) Fees	.25%		1.00%		None		.50%		.25%	None	None

Other Expenses:
Transfer Agent	.05%		.05%		.05%		.06%		.05%	.02%	.02%
Other Expenses	.09%		.09%		.09%		.08%		.10%	.10%	.10%

Total Other Expenses	.14%		.14%		.14%		.14%		.15%	.12%	.12%

Acquired Fund Fees and Expenses(d)	.00%		.00%		.00%		.00%		.00%	.00%	.00%

Total Annual Fund Operating Expenses	1.04%		1.79%		.79%		1.29%		1.05%	.77%	.77%

Fee Waiver and/or Expense Reimbursement(e)	(.00	)%(d)	(.00	)%(d)	(.00	)%(d)	(.00	)%(d)	(.01)%	(.01)%	(.01)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.04%		1.79%		.79%		1.29%		1.04%	.76%	.76%

(c)	Management fees have been restated to reflect a contractual reduction in management fees effective May 7, 2020.
(d)	Amount is less than .005%.
(e)	In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$527	$282	*	$81	$131	$106	$78	$78

After 3 Years	$742	$563		$252	$409	$333	$245	$245

After 5 Years	$975	$970		$439	$708	$578	$427	$427

After 10 Years	$1,642	$2,105		$978	$1,556	$1,282	$953	$953

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

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This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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